POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the
"Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in her name to execute and file with the Securities and Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to shich the undersigned serves as trustee under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulation promulgated thereunder.

        The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact or any substitute or substitutes, may do by virtue hereof.
This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under Section 16(a) of the Act and the rules and regulations promulgated thereunder, and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of October, 2008.




                                         /s/ Dale Anne Reiss
                                         _______________________
                                         Dale Anne Reiss








STATE OF GEORGIA

COUNTY OF FORSYTH


Sworn to and subscribed
before me this 21st day
of October, 2008

/s/ Lynn Howard Allmond
________________________
Notary Public

My Commission expires:

August 12, 2012
__________________
Notary Seal